Third Avenue Value Fund
Third Avenue Small-Cap Value Fund
Third Avenue Real Estate Value Fund
Third Avenue International Value Fund

Supplement dated July 17, 2009
to Prospectus dated March 1, 2009

Effective July 31, 2009, the following information supplements the Funds’ Prospectus dated March 1, 2009:

Addition of Portfolio Manager to the Third Avenue Value Fund

     The following information supplements information on page 16 of the Prospectus under the heading “Portfolio Managers.”

     Ian Lapey has joined Martin J. Whitman as Co-Portfolio Manager of the Third Avenue Value Fund.

     Ian Lapey is a senior member of the investment team and has been the designated successor to Martin Whitman, as the portfolio manager of the Third Avenue Value Fund, since December 2006. He is a portfolio manager for Third Avenue Management LLC’s value and small-cap value sub-advised portfolios and the Third Avenue Value Fund (UCITS). Additionally, Mr. Lapey is Co-Manager of the Third Avenue Variable Series Trust. He joined Third Avenue Management in 2001. Prior to joining Third Avenue, Mr. Lapey was an equity research analyst with Credit Suisse First Boston, covering the housing and furniture industries. Previously, he held various research positions with Salomon Brothers, Hampshire Securities and Lord Abbett & Co. Earlier in his career, Mr. Lapey was a financial analyst for Revlon and a staff accountant for Ernst & Young. Mr. Lapey received an M.B.A. from New York University Stern School of Business, an M.S. in Accounting from Northeastern University Graduate School of Professional Accounting, and a B.A. in Economics from Williams College. Mr. Lapey is a Certified Public Accountant (inactive).

     As Co-Portfolio Managers Mr. Whitman and Mr. Lapey will share equal responsibility for day-to-day management of the Fund, and they will generally work together in developing investment strategies and selecting securities. In certain cases, a Co-Portfolio Manager may act independently in selecting securities, but may do so only with prior approval from the other Co-Portfolio Manager. The Co-Portfolio Managers are assisted by other employees of Third Avenue.

Third Avenue Value Fund
Third Avenue Small-Cap Value Fund
Third Avenue Real Estate Value Fund
Third Avenue International Value Fund

Supplement dated July 17, 2009
to Statement of Additional Information dated March 1, 2009

Effective July 31, 2009, the following information supplements the Funds’ Statement of Additional Information dated March 1, 2009:

Addition of Portfolio Manager to the Third Avenue Value Fund

     Ian Lapey has joined Martin J. Whitman as Co-Portfolio Manager of the Third Avenue Value Fund.

     The following information supplements information on page 31 of the SAI under the heading “Other Accounts Managed By the Portfolio Managers.”

     As of June 30, 2009, Ian Lapey managed or was a member of the management team for the following accounts (other than the Third Avenue Value Fund):

			Number of
			Accounts	Assets
	Number		Subject to a	Subject to a
Type of	of	Assets of	Performance	Performance
Account	Accounts	Accounts	Fee	Fee
		$1.3	--	--
Registered Investment Companies	4	billion

Pooled Investment Vehicles Other Than		$457.6	--	--
Registered Investment Companies	4	million

Other Accounts	*

* Ian Lapey manages 8 accounts totaling over $1 million in the aggregate in a personal capacity and receives no advisory fee for these accounts.

     The following information supplements information on page 34 of the SAI under the heading “Securities Ownership of Portfolio Managers.” As of June 30, 2009, the dollar range of securities beneficially owned Mr. Lapey in the Third Avenue Value Fund is shown below:

PORTFOLIO MANAGER	DOLLAR RANGE OF THE PORTFOLIO’S SECURITIES OWNED

Ian Lapey	Third Avenue Value Fund: over $1,000,000

     Many, but not all, of the accounts managed by Mr. Lapey have investment strategies similar to those employed for the Funds. Possible material conflicts of interest arising from Mr. Lapey’s management of the investments of the Third Avenue Value Fund, on the one hand, and the investments of other accounts, on the other hand, include his allocation of sufficient time, energy and resources to managing the investments of the Third Avenue Value Fund in light of his responsibilities with respect to numerous other accounts, particularly accounts that have different strategies from those of the Funds; the fact that the fees payable to Third Avenue Management, LLC (“TAM”) for managing certain Funds may be less than the fees payable to TAM for managing other accounts, potentially motivating him to spend more time managing the other accounts; the proper allocation of investment opportunities that are suitable for the Funds and other accounts; and the proper allocation of aggregated purchase and sale orders for the Funds and other accounts.